Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
Goodwill

Note 9 – Goodwill

Changes in the carrying amount of goodwill were as follows:

	2023	2024	2025	2025
	SGD	SGD	SGD	USD
Beginning of year	-	2,213,460	2,213,460	1,721,330
Acquisition (Note 10)	2,213,460	-	3,407,008	2,649,513
Impairment of goodwill	-	-	(4,703,996)	(3,658,135)
End of year	2,213,460	2,213,460	916,472	712,708

As at 31 December 2025, the Group performed an assessment of the recoverable amount of its reporting units. Based on this assessment, the Group recognized an impairment loss of SGD 4,703,996 (USD 3,658,135) during the financial year. The impairment is attributable to the respective reporting units as disclosed in Note 10.